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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  January 25, 2002
                                            ------------------------------------

                         Hudson Respiratory Care Inc.
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            (Exact name of registrant as specified in its charter)

         California                    333-56097                      95-1867330
----------------------------    ------------------------   ---------------------------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
      of incorporation)

     27711 Diaz Road, P.O. Box 9020, Temecula, CA                       92589
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      (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (909) 676-5611
                                                   -----------------------------

                                Not applicable
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        (Former name or former address, if changed since last report.)
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Item 4.   Changes in Registrant's Certifying Accountant.

          (a) Previous Independent Accountant

          On January 25, 2002, Hudson Respiratory Care Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent accountant. Andersen provided both accounting and audit services to the Company, and was the primary consultant for the implementation of the Company's SAP software platform.

          The reports of Andersen on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          The Company's Board of Directors approved the decision to change accountants on January 17, 2002, and the Audit Committee of the Board of Directors approved the decision to change accountants on January 25, 2002. The Board of Directors believes that it is in the best interests of the Company to make a change in the Company's certifying accountants.

          In connection with its audits for the two most recent fiscal years and through January 25, 2002, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference thereto in its report on the financial statements of the Company for such time periods, except as follows:

          . During the audit of its financial statements for the year ended December 31, 2000, the Company had a disagreement with Andersen regarding the reserves for accounts receivable (doubtful accounts and rebates) as of December 31, 2000. Andersen informed the Company of its concerns as to the methodology utilized to establish the level of these reserves as well as that inadequate support had been provided for these reserves. Upon further review and analysis by the Company, and continuing discussions with Andersen, these reserves were adjusted, and backup substantiation developed, to the satisfaction of Andersen, which issued its report on the Company's financial statements for the year ended December 31, 2000.

          Members of the Audit Committee of the Board of Directors of the Company met with Andersen to discuss these matters. The Company believes that the concerns expressed by Andersen with respect to the foregoing issue have been addressed, as evidenced by the fact that Andersen has issued an unqualified report covering the Company's 2000 financial statements, and that the Company now has policies and procedures in place to properly establish reserve balances, and substantiation, in respect of its accounts receivable in accordance with GAAP. The Company has authorized Andersen to respond fully to the inquiries of the successor accountant concerning this matter.

          During the two most recent fiscal years and through January 25, 2002, except as described below, there have been no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K. Andersen informed the Company in a letter dated July 30, 2001 that the following material weaknesses in internal control existed during fiscal year ended December 31, 2000:

          . The Company did not prepare on a timely basis reconciliations for substantially all of the Company's balance sheet accounts, and the Company's internal process for review and approval of reconciliations was informal and inconsistent.

          . The Company's support for the required reserves for accounts receivable (doubtful accounts and rebates) was initially inadequate; upon further review, adjustments required to properly state such reserves as of December 31, 2000 were material to the Company's consolidated financial statements.
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          .    The Company's consolidated financial statements were not prepared on a timely basis and eliminating entries were not initially well-supported.

          . The Company had a shortage of accounting and finance personnel, and had retained accounting and finance personnel who lacked the appropriate expertise; as a result, the Company's former Chief Financial Officer was responsible for a disproportionate amount of the Company's financial reporting process, and the efficiency, timeliness and accuracy of the Company's financial reporting was adversely impacted.

          Members of the Audit Committee of the Board of Directors of the Company discussed these matters with Andersen. Except as described above, these conditions did not result in any disagreements or differences in opinion between the Company and Andersen. Andersen advised the Company in the July 30, 2001 letter that it understood that the Company had taken certain steps subsequent to December 31, 2000 to mitigate these material weakness conditions. The Company has authorized Andersen to respond fully to the inquiries of the successor accountant concerning these matters.

          The Company has provided Andersen with a copy of the disclosures made by the Company in this report and has requested that Andersen furnish the Company with a letter addressed to the SEC stating whether or not Andersen agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16 and is incorporated herein by reference.


          (b)  New Independent Accountant

          On February 1, 2002, the Company engaged Deloitte & Touche LLP ("Deloitte") as the Company's new principal independent accountant to audit the Company's financial statements, to replace Andersen. During the two most recent fiscal years and through February 1, 2002, the Company has not consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item 304 of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The Company has authorized Andersen to respond fully to any inquiries by Deloitte relating to its engagement as the Company's independent accountant.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          16. Letter from Arthur Andersen regarding Change in Certifying Accountant.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HUDSON RESPIRATORY CARE INC.,
                                                  a California corporation
                                                  ------------------------------
                                                           (Registrant)


 Date    February 1, 2002                         /s/  Patrick G. Yount
       ------------------------                   ------------------------------
                                                           (Signature)*

                                                   By: Patrick G. Yount
                                                       Chief Financial Officer

*Print name and title of the signing officer under his signature.
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                                 EXHIBIT INDEX

Exhibit No.    Description

16 Letter from Arthur Andersen regarding Change in Certifying Accountant, dated January 31, 2002.